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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                FEBRUARY 14, 2006
                Date of report (Date of earliest event reported)

                                IMAX CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                  CANADA                                      0-24216                                98-0140269
(State or Other Jurisdiction of Incorporation)        (Commission File Number)          (I.R.S. Employer Identification Number)


           2525 SPEAKMAN DRIVE, MISSISSAUGA, ONTARIO, CANADA, L5K 1B1
              (Address of Principal Executive Offices)     (Postal Code)


                                 (905) 403-6500
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 14, 2006, IMAX Corporation (the "Company") entered into an amended employment agreement with Robert D. Lister, the Company's General Counsel and Executive Vice President, Business & Legal Affairs. A copy of the Third Amending Agreement is filed herewith as Exhibit 10.21 and is incorporated herein by reference.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(D)  EXHIBITS

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
EXHIBIT NO.     DESCRIPTION
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
10.21           Third Amending Agreement, dated February 14, 2006 between IMAX Corporation and Robert D. Lister.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     IMAX CORPORATION
                                     (Registrant)


Date:   February 20, 2006            By:    "G. Mary Ruby"
      ---------------------              ---------------------------------------
                                     Name:  G. Mary Ruby
                                     Title: Senior Vice President, Legal Affairs
                                            and Corporate Secretary

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